KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report

On Applying Agreed-Upon Procedures

Hyundai Capital America (the “Company”)

Re:      Hyundai Auto Lease Securitization Trust (“HALST”) 2016-B, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Company and by other third parties who execute an agreement with KPMG LLP in which each such party agrees to the procedures and takes responsibility for the sufficiency of the procedures performed for such party’s purposes (such third parties and the Company are collectively referred to herein as the “Specified Parties”), solely to assist the Specified Parties with certain information pertaining to a portfolio of retail automobile and sport utility vehicle lease receivables which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Leases” means a pool of retail closed-end, new automobile and sport utility vehicle leases originated by Hyundai and Kia motor vehicle dealers.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

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•	The phrase “Final Detailed Lease List” means an electronic data file, provided to us by the Company on April 25, 2016, detailing 45,713 Leases and their related attributes as of the close of business on April 23, 2016 (the “Cutoff Date”). The Company is responsible for the Final Detailed Lease List.

•	The phrase “Sample Leases” means 150 Leases that we randomly selected from the Final Detailed Lease List as instructed by the Specified Parties. A listing of the Sample Leases was provided to the Specified Parties.

•	The phrase “Lease Contract” means the original, photocopy, facsimile or scanned image of a legal document, provided to us by the Company, which included information such as the Monthly Payment Amount, Adjusted Capital Cost, Contract Residual Value, Contract Date, Original Term, Dealer State, Vehicle Make, Vehicle Model, and Vehicle Type (New or Used). We make no representation regarding the execution of the Lease Contract by the Lessee.

•	The phrase “Title Document” means the Certificate of Title, a copy of the Certificate of Title, information from the Assurant Title and Lease Automation System, an Application for Certificate of Title, Guarantee of Title provided by the dealer, Application for Registration, Registration/Title Application, or Dealer’s Report of Sale. We make no representation regarding the validity of the evidence of title.

•	The phrase “Lease File” means any file containing some or all of the following documents: Lease Contract, Notice of Change, Title Document, Credit Application, DealerTrack Application, HCA Credit Decision, Insurance Verification Form, Proof of Insurance, and Agreement to Provide Insurance. The Lease File, maintained and furnished to us by the Company, was represented to us to be either the original Lease File or a scanned image of the original Lease File. The Lease File was accessed through the Company’s Contract and Credit Application System.

•	The phrase “Contract and Credit Application System” means the Company’s internal web-based system used to maintain the Lease Files.

•	The phrase “LeasePak System” means the Company’s electronic lease system used to service the Leases.

I. THE SAMPLE LEASES

At the request of the Specified Parties, we performed the following procedures with respect to the Sample Leases. For each Sample Lease, we performed the procedures listed below using the Lease File and/or the LeasePak System. The absence of any of the noted documents or the inability to agree the indicated information from the Final Detailed Lease List to the Lease File and/or the LeasePak System for each of the attributes identified constituted an exception. The information regarding the Sample Leases was found to be in agreement with the respective information in the Lease File and/or the LeasePak System.

A.	We obtained the Lease File by keying the Account Number appearing on the Final Detailed Lease List into the Contract and Credit Application System or from the Company if the Lease File was not available in the Contract and Credit Application System.

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B.	We compared the Adjusted Capital Cost and Contract Residual Value appearing on the Final Detailed Lease List to corresponding information contained in the Lease Contract, the Notice of Change (if applicable), and the corresponding information in the LeasePak System.

C.	We compared the Monthly Payment Amount appearing on the Final Detailed Lease List to the Base Monthly Payment information contained in the Lease Contract, the Notice of Change (if applicable), and the corresponding information in the LeasePak System.

D.	We compared the Contract Date appearing on the Final Detailed Lease List to information contained in the Lease Contract.

E.	We compared the Original Term (number of months) appearing on the Final Detailed Lease List to corresponding information contained in the Lease Contract, the Notice of Change (if applicable), and the corresponding information in the LeasePak System.

F.	We compared the Maturity Date appearing on the Final Detailed Lease List to corresponding information in the LeasePak System.

G.	We recomputed the Total Lease Payments Paid appearing on the Final Detailed Lease List using the Lease Payment information in the LeasePak System, excluding any payments made after the Cutoff Date and any Security Deposits listed in the LeasePak System, as instructed by the Company.

H.	We compared the Base Delinquency Amount appearing on the Final Detailed Lease List to the corresponding information in the LeasePak System.

I.	We compared the Base Residual Value appearing on the Final Detailed Lease List to the lesser of: a) the Maximum Residualized MSRP ALG Residual (appearing in the “ALG MLI” column on the Final Detailed Lease List); b) the Contract Residual Value appearing on the Final Detailed Lease List; or, c) the MRM ALG Residual Value (appearing in the “ALG MTM” column on the Final Detailed Lease List).

J.	We compared the Dealer State appearing on the Final Detailed Lease List to information contained in the Lessor Address section in the Lease Contract.

K.	We compared the Vehicle Make appearing on the Final Detailed Lease List to information contained in the Lease Contract.

L.	We compared the Vehicle Model appearing on the Final Detailed Lease List to information contained in the Lease Contract.

M.	We compared the Vehicle Type (New or Used) appearing on the Final Detailed Lease List to the Lease Contract and the corresponding information in the LeasePak System, and observed that the vehicle was not previously titled or registered as evidenced in the Title Document. We were instructed by the Company to consider the Vehicle Type to be “New” if the Lease Contract indicated “Demo” or “Service Loaner.”

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N.	We compared the Manufacturer’s Suggested Retail Price (“MSRP”), FICO Score, and Money Factor appearing on the Final Detailed Lease List to corresponding information contained in the LeasePak System. In the event the FICO Score appearing on the Final Detailed Lease List stated “Invalid,” we were instructed by the Company to consider the information to be in agreement if the FICO Score field in the LeasePak System contained a code of 9000 or greater.

O.	We observed the presence of an original, photocopy, facsimile or scanned image of a Title Document in the Lease File and noted the Company’s Name appeared in the security interest section of the Title Document as the Lien Holder, Owner, or Assignee. For purposes of this procedure, the Company informed us that Hyundai Lease Titling Trust, Hyundai Lse Titling Trst – LSR, Hyundai Lease Titling Trust (Lessor), and Hyundai Lease Titling Trust LSR were acceptable names for the Company. We make no representation regarding the validity of the evidence of title, lien holder, or assignee.

P.	We observed the presence of an original, photocopy, facsimile or scanned image of a signed Credit Application, DealerTrack Application or HCA Credit Decision in the Lease File. We make no representation regarding the validity of the Credit Application, DealerTrack Application or HCA Credit Decision, or the authenticity of the signature(s) thereon.

Q.	We observed the presence of an Insurance Verification Form, Proof of Insurance, or Agreement to Provide Insurance in the Lease File. We make no representation regarding the validity of the Insurance Verification Form, Proof of Insurance, or Agreement to Provide Insurance.

The information regarding the Sample Leases was found to be in agreement with the respective information appearing in the Lease File and/or the LeasePak System. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Final Detailed Lease List. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Final Detailed Lease List, the Contract and Credit Application System, the Lease Files, the LeasePak System, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding, (i) the physical existence of the Leases or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Final Detailed Lease List, the Contract and Credit Application System, the Lease Files, the LeasePak System, or any data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

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The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

April 29, 2016